Exhibit 99.5

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO PURCHASE ANY OF THE SECURITIES REFERRED TO HEREIN.

SUBSCRIPTION AGREEMENT

This subscription agreement (the “Subscription Agreement”) is entered into by and between the Patrick Calderone, an individual residing at 8550 Walden Woods Way, Granite Bay, CA 95746 the “Investor”), and Focus Universal, Inc., a Nevada corporation (the “Company”).

WHEREAS, the parties have entered into a certain Stock Purchase Agreement of even date herewith, by which the Company has purchased and the Investor has sold to the Company, 100% of the issued and outstanding shares of common stock, with no par value, of AVX Design and Integration, Inc., a California corporation (the “Stock Purchase”).

WHEREAS, pursuant to the terms and conditions of the Stock Purchase, the aggregate purchase price for 100% of the issued and outstanding shares of common stock, with no par value, of AVX Design and Integration, Inc., equivalent to 2,000 shares, shall be $875,000. As part of the payment of such purchase price, the Company shall deliver to the Investor, as Seller (as defined in the Stock Purchase) a share certificate evidencing 39,286 shares of common Stock of the Company.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:

1.       Share Subscription. Subject to the terms and conditions of this Agreement, the Investor shall receive from the Company, and the Company shall issue to the Investor 39,286 shares of Common Stock (the “Shares”), as part of the consideration paid by the Company for the acquisition of 100 shares of common stock of AVX Design and Integration, Inc.

2.       Representations and Warranties. The Investor hereby represents and warrants to, and covenants with, the Company as follows, recognizing that the Company will rely to a material degree on such representations, warranties and covenants, each of which shall survive any acceptance of this subscription in whole or in part by the Company and the issuance and sale of any shares to the Investor:

a)       Agreement Duly Authorized. The Investor has full power, legal capacity and authority to execute, deliver and perform his obligations under this Subscription Agreement. This Subscription Agreement has been duly executed and delivered, and, when executed and delivered by the Company, this Subscription Agreement will constitute the legal, valid, binding and enforceable obligation of the Investor, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ or other obligees’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

b)       Investors Aware of Risks. The Investor has been informed and is aware that an investment in the Shares involves a high degree of risk and speculation; and that an investment in the Shares is suitable only to Investors willing to lose their entire investment. Investor further recognizes that no Federal or state agencies have passed upon this subscription of the Shares or made any finding or determination as to the fairness of this investment.

c)       Investors Relying Upon Own Advisors. The Investor confirms that the Investor has been advised that the Investor should rely on, and that the Investor has consulted and relied on, the Investor’s own accounting, legal and financial advisors with respect to this investment in the Shares. The Investor and the Investor’s professional advisor(s), if any, have been afforded an opportunity to meet with the officers and directors of the Company and to ask and receive answers to all questions about this subscription and the proposed business and affairs of the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense, and the Investor and the Investor’s professional advisor(s) therefore have obtained, in the judgment of the Investors and/or the Investors’ professional advisor(s), have sufficient information to evaluate the merits and risks of investment in the Shares. The Investor acknowledges and agrees that the Investor has had an opportunity to meet and speak with officers or representatives of the Company and to ask questions and get answers from them with respect to the Company.

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d)       Knowledge and Experience. Accredited Investor. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, is able to bear the risks of an investment in the Shares and understands the risks of, and other considerations relating to, the purchase of the Shares. Investor and Investor’s professional advisers, if any, have sufficient knowledge and experience in investment, accounting, tax and legal matters in general to be capable of evaluating the risks involved in investing in the Shares, and Investor has evaluated the merits and risks of his investment in the Shares. Investor is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Accredited Investors are: (i) individuals with an income of more than $200,000 in each of the two most recent calendar years, that reasonably expect to have an individual income in excess of $200,000 in the current calendar year; (ii) individuals that when combined with their spouse had a joint income in excess of $300,000 in each of the two most recent calendar years, and reasonably expect to have a joint income in excess of $300,000 in the current calendar year; or (iii) an individual that has a net worth, or when combined with their spouse, have a joint net worth, in excess of $1,000,000, exclusive of his/her or their personal residence. In this Agreement, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, excluding the individuals’ primary residence (and the related amount of indebtedness secured by the primary residence up to its fair market value, provided, however, that indebtedness secured by the residence in excess of the value of the home should be considered a liability and deducted from the net worth), but including all other real and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

e)       Lack of Liquidity. The Investor is able (i) to bear the economic risk of this investment, (ii) to hold the Shares for an indefinite period of time, and (iii) to afford a complete loss of the Investor’s investment; and represent that the Investor has sufficient liquid assets so that the lack of liquidity associated with this investment will not cause any undue financial difficulties or affect the Investor’s ability to provide for the Investor’s current needs and possible financial contingencies.

f)       Access to Information. The Investor, in making the Investor’s decision to receive the Shares, has relied solely upon independent investigations made by the Investor; and the Investor has been given (i) access to all material books and records of the Company; and (ii) an opportunity to ask questions of, and to receive answers from, the appropriate executive officers and other persons acting on behalf of the Company concerning the Company and the terms and conditions of this subscription, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense. The Investor acknowledges that no valid request to the Company by the Investor for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date thereof.

g)       No Endorsement by Federal or State Agencies. The Investor understands and acknowledges that no federal or state agency has made any finding or determination as to the fairness or suitability for investment in, or any recommendation or endorsement of, the Company or the Shares.

h)       Investor has Evaluated Risks. Based on the review of the materials and information described in letter f) above, and relying solely thereon and on the knowledge and experience of the Investor and/or the Investor’s professional advisor(s), if any, in business and financial matters, the Investor has evaluated the merits and risks of investing in the Shares and has determined that the Investor is both willing and able to undertake the economic risk of this investment.

i)       Shares Acquired for Personal Account, No View to Distribution. The Investor is acquiring the Shares for the personal account of the Investor for investment and not with a view to, or for resale in connection with, any distribution thereof or of any interest therein, and no one else has any beneficial ownership or interest in the Shares issued to the Investor, nor are any of the Shares being acquired by the Investor to be subject to any lien or pledge. The Investor has no present obligation, indebtedness or commitment pending, nor is any circumstance in existence, that will compel the Investor to secure funds by the sale, transfer or other distribution of any of the Shares or any interest therein.

j)       Restricted Stock. The Investor acknowledges and understands that the Shares must be held indefinitely unless the Shares are subsequently registered under the Act or an exemption from such registration is available. Investor further acknowledges and understands that the Company is under no obligation to register the Shares. Investor understands that the certificate evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless the Shares are registered or such registration is not required in the opinion of counsel for the Company. Investor is familiar with the provisions of Rule 144 under the Securities Act as in effect from time to time, that, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of such securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Investor further understands that the Shares may not be sold, offered for sale, pledged, hypothecated or otherwise transferred except pursuant to an effective registration statement under the act or upon receipt by the company of an opinion of counsel satisfactory to the company that registration is not required under the act or unless sold pursuant to Rule 144.

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k)       Indemnification. The Investor hereby indemnify and hold harmless the Company and the Company’s respective officers, directors, shareholders, employees, attorneys and agents, as the case may be, from and against all damages suffered and liabilities of any kind incurred by any of them (including costs of investigation and defense and attorneys’ fees) arising out of any inaccuracy in the agreements, representations, covenants and warranties made by the Investor in this Subscription Agreement.

l)       Changes in Status. If, before the issuance of any Shares to the Investor, the Investor’s investment intent as expressed herein materially changes, or if any change occurs that would make either the representations or warranties made by the Investor herein materially untrue or misleading, then the Investor shall immediately so notify the Company, and any prior acceptance of the subscription of the Investor shall be voidable at the option of the Company in its sole and absolute discretion.

IN WITNESS WHEREOF, the Investors execute and agree to be bound by this Subscription Agreement by executing this Signature Page to be effective as of March 15, 2019.

Patrick Calderone
By_____________________ Name: Title:

FOCUS UNIVERSAL, INC.
By_____________________ Name: Desheng Wang Title: Chief Executive Officer

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